02:53:57 PM                                             EXHIBIT 99.1


                       MBNA MASTER CREDIT CARD TRUST 91-1

                           KEY PERFORMANCE FACTORS
                                      July, 1996



        Scheduled Maturity                                        4/15/97


        Coupon                                                      7.75%


        Excess Protection Level
          3 Month Average                                           5.41%
        July, 1996                                                  5.30%
        June, 1996                                                  5.37%
        May, 1996                                                   5.57%


        Cash Yield                                                 20.01%


        Investor Charge Offs                                        4.46%


        Base Rate                                                  10.25%


        Over 35 Day Delinquency                                     4.46%


        Seller's Interest                                          23.33%


        Total Payment Rate                                         10.80%


        Total Principal Balance                         $8,999,464,467.14


        Investor Participation Amount                     $750,000,000.01


        Seller Participation Amount                     $2,099,464,467.11